Stag Protector® Variable Universal Life
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by
Talcott Resolution Life and Annuity Insurance Company
With Sub-Accounts offered in connection with its
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company

Administered by
The Prudential Insurance Company of America

Updating Summary Prospectus
May 1, 2023

This summary prospectus summarizes certain aspects of the Policy. The prospectus contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at www.policyowner-services.com/productperformance. You can also obtain this information at no cost by calling 800-231-5453 or contacting your financial professional.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

In compliance with U.S. law, Talcott Resolution Life and Annuity Insurance Company delivers this prospectus to Policy Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to Policy Owners while outside of the United States.

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UPDATED INFORMATION ABOUT YOUR POLICY
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2022. This may not reflect all of the changes that have occurred since your Policy was issued.
The following are changes since your prospectus dated May 1, 2022:
Fund Availability
Fund Name Changes
▪On April 30, 2023, the Putnam VT Growth Opportunities Fund changed its name to the Putnam VT Large Cap Growth Fund.
▪On April 30, 2023, the Putnam VT Multi-Cap Core Fund changed its name to the Putnam VT Core Equity Fund.
▪On May 1, 2023, the AB VPS Small/Mid Cap Value Portfolio changed its name to the AB Discovery Value Portfolio.
Fund Closures
▪On September 12, 2022, the Templeton Growth VIP Fund closed to new investments.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Policy within the first 9 Policy Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Policy and equals 5.06% of Face Amount. The charge applies to surrenders, lapses, withdrawals that cause the Face Amount to fall below the lowest previous Face Amount, and reductions in Face Amount to an amount lower than it has ever been. The maximum charge on a withdrawal that reduces the Face Amount by $100,000 is $5,060. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of the prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include a sales load on premiums paid under the Policy, tax charge (to cover local, state and federal taxes), transfer fee, and withdrawal charge. For more information on transaction charges, please refer to the FEE TABLE section of the prospectus.

Ongoing Fees And Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and risk classification). Investors should view the Specifications Pages of their Policy for applicable rates.
Policy Owners will also bear expenses associated with the Funds under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.14%	1.85%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of the prospectus and APPENDIX A, which is part of the prospectus and included below.
RISKS
Risk Of Loss	You can lose money by investing in the Policy. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of the prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered. Accessing the values in your Policy through withdrawals or loans may increase the chance that your Policy will lapse. Surrendering your Policy in the early years may be subject to substantial surrender charges. Withdrawals, loans, and surrendering your Policy may have tax consequences. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and Tax Treatment Of Policy Benefits subsection of the prospectus.

Risks Associated With Investment Options
An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the investment options available under the Policy (e.g. the Funds). Each investment option (including the Fixed Account investment option) will have its own unique risks. You should review all investment options available under the Policy before making an investment decision. Fund prospectuses can be obtained from your financial professional, at www.prudential.com/hig-funds or by calling 800-231-5453. For more information on the Funds, please refer to the Investment Performance subsection of the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and The Funds subsection of the prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to Talcott. Any obligations (including under the Fixed Account investment option), guarantees, or benefits are subject to the claims-paying ability of Talcott. More information about Talcott, including its financial strength ratings, is available upon request by calling 800-231-5453 and at www.talcottresolution.com/financialratings.html. For more information, please refer to the GENERAL DESCRIPTIONS OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of the prospectus.

Policy Lapse
Death Benefits will not be paid if the Policy has lapsed. During the first three Policy Years, the Policy will be in default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. During Policy Years four and later, the Policy will be in default on any Monthly Activity Date on which the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Policy to lapse.
We will keep your Policy in force for the 61-day grace period following the date your Policy goes into default. However, if we have not received the required premiums (specified in your lapse notice) by the end of the grace period, the Policy will terminate, unless the No Lapse Guarantee is in effect. If the insured dies during the grace period, we will pay the death proceeds.
A Policy that lapses may be reinstated within five years after termination if you submit satisfactory evidence of insurability to us, any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated. For more information please refer to the LAPSE AND REINSTATEMENT section of the prospectus.

RESTRICTIONS
Investments
You may transfer amounts among the Fixed Account and the Sub-Accounts subject to certain restrictions. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Account Value more than once a Valuation Day.
You are allowed to submit a total of 20 Sub-Account transfers each Policy Year by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. We may charge an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month, however, we are currently not assessing an administrative transfer fee.
Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each Policy Anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 and 25% of the Accumulated Value in the Fixed Account on the date of the transfer. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.
We reserve the right to remove or substitute Funds as investment options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of the prospectus and APPENDIX A.

Optional Benefits
As a Policy Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as “riders” to the Policy. Riders are generally only available at Policy issuance, unless noted otherwise.
Rider benefits will no longer be available if the Policy lapses. Some riders are not available in conjunction with other riders and other restrictions may apply. Some riders described in the prospectus, such as the Accidental Death Benefit Rider, Waiver of Specified Amount Disability Benefit Rider, and Deduction Amount Waiver Rider, are subject to benefit limitations and eligibility requirements.
Some riders described in the prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of the prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Policy, please refer to the RIDERS section of the prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit if you purchase the Policy through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Policy investments, please refer to the TAXES section of the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Policy to investors and may have a financial incentive to offer or recommend the Policy over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of the prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your Policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing Policy. For more information on exchanges, please refer to the paragraph titled Replacement Of a Policy in the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of the prospectus.

APPENDIX A: Funds Available Under the Policy
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/HIG-Funds. You can also request this information at no cost by calling 800-231-5453. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Policy may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Small Value	AB VPS Discovery Value Portfolio (Class B) (formerly AB VPS Small/Mid Cap Value Portfolio) - AllianceBernstein L.P.	1.05%	(15.82)%	3.62%	9.06%
Global/International	*AB VPS International Value Portfolio (Class B) - AllianceBernstein L.P.	1.13%^	(13.80)%	(2.55)%	2.51%
Global/International	*AB VPS Sustainable International Thematic Portfolio (Class B) - AllianceBernstein L.P.	1.79%^	(27.81)%	1.16%	3.78%
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 2) - Capital Research and Management CompanySM	0.55%	(13.41)%	5.33%	8.10%
Global/International	American Funds Insurance Series® Global Growth Fund (Class 2) - Capital Research and Management CompanySM	0.66%^	(24.74)%	7.06%	10.15%
Global/International	American Funds Insurance Series® Global Small Capitalization Fund (Class 2) - Capital Research and Management CompanySM	0.91%^	(29.55)%	2.79%	6.84%
Large-Cap Growth	American Funds Insurance Series® Growth Fund (Class 2) - Capital Research and Management CompanySM	0.59%	(29.94)%	11.14%	13.64%
Large-Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 2) - Capital Research and Management CompanySM	0.53%	(16.50)%	7.83%	11.54%
Global/International	American Funds Insurance Series® International Fund (Class 2) - Capital Research and Management CompanySM	0.78%	(20.79)%	(1.03)%	3.92%
Emerging Markets	American Funds Insurance Series® New World Fund® (Class 2) - Capital Research and Management CompanySM	0.82%^	(22.10)%	2.32%	4.27%
Fixed Income	American Funds Insurance Series® The Bond Fund of America (Class 2) - Capital Research and Management CompanySM	0.46%^	(12.58)%	0.76%	1.36%
Large Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 2) - Capital Research and Management CompanySM	0.50%^	(8.45)%	7.11%	11.30%
Large-Cap Blend	BlackRock S&P 500 Index V.I. Fund (Class I) - BlackRock Advisors, LLC	0.14%	(18.23)%	9.26%	12.29%
Large Blend	*Fidelity® VIP Asset Manager Portfolio (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.60%	(14.94)%	3.75%	5.66%
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.85%	(26.49)%	8.39%	11.15%
Large Value	[1]Fidelity® VIP Equity-Income PortfolioSM (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.51%	(4.96)%	8.16%	10.19%
Large Value	Fidelity® VIP Equity-Income PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.76%	(5.25)%	7.88%	9.91%
Target Date	Fidelity® VIP Freedom Fund 2010 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.65%	(13.66)%	2.55%	4.68%
Target Date	Fidelity® VIP Freedom Fund 2020 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.73%	(15.97)%	3.47%	5.79%
Target Date	Fidelity® VIP Freedom Fund 2030 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.79%	(17.09)%	4.34%	7.22%

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Money Market	[5]Fidelity® VIP Government Money Market Portfolio (Service Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.34%	1.36%	1.02%	0.58%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.86%	(14.97)%	5.68%	9.69%
Large-Cap Growth	*Fidelity® VIP Overseas Portfolio (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.77%	(24.48)%	2.61%	5.74%
Large-Cap Value	Franklin Income VIP Fund (Class 2) - Franklin Advisers, Inc.	0.71%	(5.47)%	4.30%	5.51%
Large-Cap Value	Franklin Mutual Global Discovery VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	1.18%	(4.75)%	3.66%	6.60%
Large-Cap Value	*Franklin Mutual Shares VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.94%	(7.43)%	3.15%	6.73%
Small-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.91%^	(10.06)%	5.48%	9.09%
Multisector Bond	Franklin Strategic Income VIP Fund (Class 1) - Franklin Advisers, Inc.	0.81%^	(10.46)%	0.21%	1.56%
Global/International	*Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.09%^	(7.61)%	(1.97)%	1.47%
Global/International	*Templeton Global Bond VIP Fund (Class 2) - Franklin Advisers, Inc.	0.77%^	(4.95)%	(2.32)%	(0.78)%
Large-Cap Value	*Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	(11.50)%	(0.76)%	4.05%
Large-Cap Blend	Hartford Balanced HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.66%	(13.42)%	6.11%	8.19%
Large-Cap Blend	[4]Hartford Capital Appreciation HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.67%	(15.30)%	7.68%	10.89%
Large-Cap Growth	Hartford Disciplined Equity HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.59%	(18.96)%	9.56%	13.12%
Large-Cap Value	Hartford Dividend and Growth HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.65%	(8.93)%	9.54%	12.19%
Global/International	Hartford International Opportunities HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.75%	(18.14)%	1.78%	5.13%
Mid-Cap Blend	[2]Hartford MidCap HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.72%	(24.30)%	5.06%	10.93%
Small Cap Growth	[3]Hartford Small Company HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.79%	(30.94)%	7.43%	10.10%
Large-Cap Blend	Hartford Stock HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.51%	(5.14)%	11.73%	12.98%
Fixed Income	Hartford Total Return Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.50%	(14.21)%	0.34%	1.50%
Fixed Income	Hartford Ultrashort Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.43%	(0.17)%	1.09%	N/A
Large Growth	Invesco V.I. American Franchise Fund (Series I) - Invesco Advisers, Inc.	0.86%	(31.11)%	7.66%	11.64%
Mid-Cap Value	Invesco V.I. American Value Fund (Series II) - Invesco Advisers, Inc.	1.14%	(2.86)%	6.32%	8.60%
Balanced	Invesco V.I. Balanced-Risk Allocation Fund (Series I) - Invesco Advisers, Inc.	0.88%^	(14.35)%	2.19%	3.54%
Large-Cap Growth	*Invesco V.I. Capital Appreciation Fund (Series II) - Invesco Advisers, Inc.	1.05%^	(30.96)%	8.00%	10.81%
Large Value	Invesco V.I. Comstock Fund (Series II) - Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large Blend	*Invesco V.I. Core Equity Fund (Series I) - Invesco Advisers, Inc.	0.80%	(20.55)%	6.19%	8.30%
Mid-Cap Growth	*Invesco V.I. Discovery Mid Cap Growth Fund (Series I) - Invesco Advisers, Inc.	0.86%	(30.98)%	8.64%	11.83%
Global/International	Invesco V.I. EQV International Equity Fund (Series I) - Invesco Advisers, Inc.	0.91%	(18.31)%	1.52%	4.41%
World Large-Stock Growth	Invesco V.I. Global Fund (Series II) - Invesco Advisers, Inc.	1.06%	(31.94)%	2.59%	7.59%
Large Blend	Invesco V.I. Main Street Fund® (Series II) - Invesco Advisers, Inc.	1.05%^	(20.31)%	6.89%	10.49%
Mid-Cap Blend	*Invesco V.I. Main Street Mid Cap Fund® (Series I) - Invesco Advisers, Inc.	0.93%	(14.26)%	5.10%	7.99%
Small Blend	Invesco V.I. Main Street Small Cap Fund® (Series II) - Invesco Advisers, Inc.	1.12%	(16.04)%	6.74%	10.60%
Small Blend	Invesco V.I. Small Cap Equity Fund (Series I) - Invesco Advisers, Inc.	0.95%	(20.51)%	5.54%	8.33%
Multisector Bond	Lord Abbett Bond-Debenture Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.89%	(12.80)%	1.01%	3.65%
Large Blend	Lord Abbett Dividend Growth Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.99%^	(13.55)%	8.60%	11.21%
Large Value	Lord Abbett Growth and Income Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.94%	(9.44)%	6.19%	9.80%
Large Blend	MFS® Investors Trust Series (Initial Class) - Massachusetts Financial Services Company	0.78%^	(16.49)%	8.44%	11.43%
Small Growth	MFS® New Discovery Series (Initial Class) - Massachusetts Financial Services Company	0.87%^	(29.76)%	7.81%	9.99%
Intermediate Core-Plus Bond	MFS® Total Return Bond Series (Initial Class) - Massachusetts Financial Services Company	0.53%^	(13.93)%	0.19%	1.39%
Intermediate Core-Plus Bond	MFS® Total Return Series (Initial Class) - Massachusetts Financial Services Company	0.61%^	(9.58)%	5.18%	7.34%
Large Value	MFS® Value Series (Initial Class) - Massachusetts Financial Services Company	0.69%^	(5.91)%	7.35%	11.05%
Mid-Cap Growth	Morgan Stanley VIF Discovery Portfolio (Class II) - Morgan Stanley Investment Management Inc.	1.05%^	(62.97)%	5.10%	7.87%
Large-Cap Blend	*Putnam VT Core Equity Fund (Class IA) (formerly Putnam VT Multi-Cap Core Fund) - Putnam Investment Management, LLC / Putnam Investments Limited	0.69%	(15.54)%	9.77%	12.84%
Multisector Bond	*Putnam VT Diversified Income Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.82%^	(2.06)%	0.08%	1.94%
Multisector Bond	Putnam VT Diversified Income Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.07%^	(2.35)%	(0.17)%	1.70%
Large-Cap Growth	*Putnam VT Emerging Markets Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	1.11%^	(27.24)%	(1.75)%	3.09%
Global/International	Putnam VT Focused International Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.81%^	(17.99)%	2.61%	7.00%
Balanced	*Putnam VT George Putnam Balanced Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.67%	(15.82)%	6.09%	8.14%
Large-Cap Blend	*Putnam VT Global Asset Allocation Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.86%^	(15.82)%	3.40%	6.79%

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large-Cap Blend	*Putnam VT Global Health Care Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.76%	(4.44)%	11.66%	13.35%
Money Market	*[5]Putnam VT Government Money Market Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.46%	1.29%	0.95%	0.53%
Large-Cap Growth	Putnam VT Large Cap Growth Fund (Class IA) (formerly Putnam VT Growth Opportunities Fund) - Putnam Investment Management, LLC / Putnam Investments Limited	0.66%	(30.36)%	10.88%	14.00%
Mid-Cap Value	Putnam VT High Yield Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.74%	(11.37)%	1.67%	3.48%
Income	Putnam VT Income Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.61%	(13.48)%	(0.25)%	1.42%
Global/International	Putnam VT International Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.86%	(14.58)%	1.27%	4.77%
Global/International	*Putnam VT International Value Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.90%	(6.70)%	2.23%	4.45%
Large-Cap Value	*Putnam VT Large Cap Value Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.57%	(2.87)%	9.53%	12.04%
Large-Cap Value	Putnam VT Large Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.82%	(3.13)%	9.26%	11.76%
Small-Cap Growth	*Putnam VT Small Cap Growth Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.14%^	(28.30)%	7.48%	9.02%
Small-Cap Value	Putnam VT Small Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.03%	(12.98)%	4.72%	9.12%
Large-Cap Growth	Putnam VT Sustainable Leaders Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.66%	(22.72)%	10.76%	13.76%
^ The Fund’s annual current expense reflects temporary fee reductions.
* Closed to new and subsequent premium payments and transfers of Account Value.
1 Policies issued prior to October 3, 2005, receive this share class.
2 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after November 1, 2003. Fund remains open for investment to Policies issued before November 1, 2003.
3 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after August 2, 2004. Fund remains open for investment to Policies issued before August 2, 2004.
4 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after May 2, 2005. Fund remains open for investment to Policies issued May 1, 2005, and earlier.
5 In a low interest rate environment, yields for money market funds, after deduction of Policy charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a money market Sub-Account or participate in an asset allocation program where Account Value is allocated to a money market Sub-Account, that portion of your Account Value may decrease in value.

GLOSSARY: Definitions Of Special Terms Used In This Summary Prospectus
Account Value: The total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.
Application: A form or set of forms that must be completed and signed by the prospective Policy Owner and each insured before we can issue a Policy.
Cash Surrender Value: The Cash Value less all Indebtedness.
Cash Value: The Account Value less any applicable surrender charges.
Death Benefit: While the Policy is in force and when the insured dies, this is the amount we will pay, assuming no Indebtedness.
Face Amount: An amount we use to determine the Death Benefit. On the Policy Date, the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.
Fixed Account: Part of our general account to which all or a portion of the Account Value may be allocated.
Funds: The registered open-end management companies in which assets of the Separate Account may be invested. The Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These Funds may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some Funds may involve certain risks and may not be appropriate for all investors.
Indebtedness: All loans taken on the Policy, plus any interest due or accrued minus any loan repayments.
Loan Account: An account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Monthly Activity Date: The Policy Date and the same date in each succeeding month as the Policy Date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Monthly Deduction Amount: The amount we will deduct each month from your Account Value to pay for the benefits provided by your Policy.
No Lapse Guarantee: A Policy feature that guarantees your Policy will not lapse regardless of Account Value as long as you meet the requirements of the guarantee.
Policy: A legal contract between the Policy Owner and Talcott Resolution Life and Annuity Insurance Company that provides a Death Benefit payable to the beneficiary upon death of the insured in accordance with the Policy.
Policy Anniversary: The same date as the Policy Date in each later year.
Policy Date: The date the Policy is effective, as specified in the Policy.
Policy Owner: The owner or entity named as such in the Application whom has all the rights stated in this Policy while the insured is living. Your, your.
Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.
Separate Account: An account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets. The Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company (the “Account” or the “Registrant”).
Sub-Account: A subdivision of the Separate Account.
Valuation Day: The date on which a Sub-Account is valued. This occurs every day the NYSE is open for trading. Values of each Sub-Account are determined as of the close of the NYSE, generally 4:00 p.m. Eastern Time.
We, us, our: Talcott Resolution Life and Annuity Insurance Company, or Prudential Insurance Company of America in its capacity as administrator, as the case may be.

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To Learn More About:

Stag Protector® Variable Universal Life
issued by
Talcott Resolution Life and Annuity Insurance Company
1 Griffin Road North
Windsor, Connecticut 06095

We have filed with the Securities and Exchange Commission a prospectus and a statement of additional information (“SAI”) dated May 1, 2023, under the Securities Act of 1933, Registration No. 333-83057, that include additional information about the Policy, the company, and Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company. The prospectus and SAI are incorporated by reference into this summary prospectus. The SEC maintains a website (www.SEC.gov) that contains the Stag Protector® Variable Universal Life prospectus, SAI, material incorporated by reference, and other information about us; copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-231-5453 to ask us questions, request information about the Policy, and obtain copies of the prospectus, SAI, or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com/productperformance, or request a copy by writing to us: Talcott Resolution, P.O. Box 305034, Nashville, TN 37230-5034.

EDGAR Class/Contract Identifier: C000008329
Investment Company Act of 1940: Registration No. 811-07329